Exhibit 10.169

4890-7542-5798.2 JOINDER TO ENVIRONMENTAL INDEMNITY AGREEMENT This JOINDER TO ENVIRONMENTAL INDEMNITY AGREEMENT (this “Joinder”), dated as of January ___, 2022, is executed and delivered by LODGING FUND REIT III OP, LP, a Delaware limited partnership (“New Owner”), LF3 FARGO MED, LLC, a Delaware limited liability company and LF3 FARGO MED TRS, LLC, a Delaware limited liability company (collectively, “New Borrower”, and together with New Owner, collectively, “Indemnitors”), in favor of LEGENDARY A-1 BONDS, LLC, a Delaware limited liability company (“Lender”), its successors and its assigns. R E C I T A L S A. Pursuant to the terms of that certain Loan Agreement dated as of October 4, 2021, evidencing a loan from Lender to Agassiz Hospitality LLC, a South Dakota limited liability company (“Original Borrower”) in the original principal amount of $7,174,991.75, Original Borrower and KAJ Hospitality, Inc., a South Dakota corporation (“Original Guarantor”), are parties to that certain Environmental Indemnity Agreement dated October 4, 2021 (as supplemented, amended, modified or restated from time to time, the “Environmental Indemnity Agreement”) in favor of Lender. B. Original Borrower has requested, among other things, that Lender agree to the transfer of the Property (as defined in the Environmental Indemnity Agreement) to New Owner and to the substitution of New Borrower as borrower under the Loan. C. Lender has agreed to the aforesaid transfer of the Property and to substitute New Borrower as borrower under the Loan provided, among other things, Indemnitors enter into this Joinder which reflects the aforesaid substitution of New Borrower as borrower under the Loan and Indemnitors as parties to the Environmental Indemnity Agreement. NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows: 1. Incorporation. The foregoing preamble and recitals are incorporated herein by this reference. 2. Joinder and Assumption. From and after the date hereof, Indemnitors hereby absolutely and unconditionally (i) join as and becomes a party to the Environmental Indemnity Agreement as an Indemnitor thereunder, (ii) assume, as a joint and several obligor thereunder, all of the obligations, liabilities and indemnities of Original Borrower and Original Guarantor under the Environmental Indemnity Agreement, as expressly limited herein, and (iii) covenant and agree to be bound by and adhere to all of the terms, covenants, waivers, releases, agreements and conditions of or respecting Indemnitors with respect to the Environmental Indemnity Agreement and all of the representations and warranties contained in the Environmental Indemnity Agreement (in the manner set forth in Section 3 of this Joinder). From and after the date hereof, any reference to the term “Borrower” in the Environmental Indemnity Agreement shall, from and after the date hereof, mean and refer to New Borrower. Except as expressly provided herein, the Environmental Indemnity Agreement remains in full force and effect and is hereby ratified and confirmed in all respects. 3. Representations and Warranties. Indemnitors hereby represent and warrant to Lender, which representations and warranties shall survive the execution and delivery hereof, that this Joinder is the legally valid and binding obligation of Indemnitors, enforceable against Indemnitors in accordance with its terms, and further that each of the representations and warranties contained in the Environmental Indemnity Agreement, are true and correct in all material respects from and after the date hereof. 4. Successors and Assigns. This Joinder shall be binding upon Indemnitors, Original Borrower, Original Guarantor and Lender and their respective successors and permitted assigns, and shall inure to the benefit of Indemnitors, Original Borrower, Original Guarantor and Lender and the successors and assigns of Lender. No other person or entity shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Joinder. None of Indemnitors, Original Borrower or Original Guarantors may assign or transfer any of their respective rights or obligations under this Joinder without the prior written consent of Lender. 5. Severability; Construction. Wherever possible, each provision of this Joinder shall be interpreted in such manner so as to be effective and valid under applicable law, but if any provision of this Joinder shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such provision or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Joinder. All obligations of New 18

/s/ Sam Montgomery /s/ Sam Montgomery /s/ Sam Montgomery